UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2023

180 LIFE SCIENCES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38105	90-1890354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 El Camino Real, Bldg. 4, Suite 200 Palo Alto, CA	94306
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 507-0669

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATNF	The NASDAQ Stock Market LLC
Warrants to purchase shares of Common Stock	ATNFW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Effective on April 27, 2023, the Board of Directors of 180 Life Sciences Corp. (the “Company”, “we” and “us”), removed the ‘Interim’ title of Ozan Pamir, the Chief Financial Officer of the Company.

(e) On April 27, 2023, and effective on January 1, 2023, the Company entered into (a) a Third Amendment to Employment Agreement with James N. Woody, M.D., Ph.D., the Chief Executive Officer and Director of the Company; (b) a Third Amendment to Employment Agreement with Ozan Pamir, the Chief Financial Officer of the Company; and (c) a Third Amendment to Employment Agreement with Jonathan Rothbard, Ph.D., Chief Scientific Officer of the Company (collectively, the “Amendments”), which each amended the compensation agreements currently in place with such individuals.

The Amendments reflect (a) an increase in the salary of each of Dr. Woody, Mr. Pamir and Dr. Rothbard of 3.5%, effective as of January 1, 2023; and (b) in the case of Mr. Pamir, a further increase in salary to $380,000 per annum and increase in his target bonus to 40%, effective April 1, 2023, as well as a change in his title as discussed above.

The foregoing description of the Amendments does not purport to be complete and is qualified in their entirety by reference to the Amendments, copies of which are attached as Exhibits 10.1 through Exhibit 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Effective April 27, 2023, the Board of Directors, with the recommendation of the Compensation Committee of the Board of Directors, approved the payment of $111,675 to Dr. Woody; $24,154 to Mr. Pamir; and $50,343 to Dr. Rothbard, in back pay owed to such officers.

(f) As disclosed under the Summary Executive Compensation Table in the Company’s Definitive Schedule 14A Proxy Statement filed with the Securities and Exchange Commission (SEC) on April 28, 2022, the “Proxy”, the bonuses of our named executive officers (“NEOs”): James N. Woody, M.D., Ph.D., the Chief Executive Officer and Director of the Company; Ozan Pamir, the then Interim Chief Financial Officer of the Company; Quan Anh Vu, the then Chief Operating Officer and Chief Business Officer of the Company (who has since resigned as an officer of the Company); and Jonathan Rothbard, Ph.D., Chief Scientific Officer of the Company, for the fiscal year ended 2021, could not be calculated as of the date of the filing of the Proxy, as such bonuses had not yet been approved by the Board of Directors.

Subsequently, on April 27, 2023, based on the recommendation of the Compensation Committee, the Board of Directors determined discretionary bonus compensation for the year ended December 31, 2021 for the NEOs. Specifically, the Board of Directors agreed to award the following cash bonuses for fiscal 2021: Dr. Woody ($50,000); Mr. Pamir ($22,500, which is in addition to $30,000 previously paid during 2021); and Dr. Rothbard ($10,000). The Board of Directors also determined that no other bonuses would be paid to any executive officer of the Company for fiscal 2021.

Pursuant to Item 5.02(f) of Form 8-K, such bonus awards as described above, are set forth below together with the other compensation previously reported, and the new total compensation amounts, for Dr. Woody; Mr. Pamir; Mr. Vu; and Dr. Rothbard for fiscal 2021. Other than to reflect the 2021 bonuses discussed above, all other compensation for the NEOs previously reported in the Summary Executive Compensation Table of the Proxy remains unchanged and is included below to provide complete information regarding such table. No other amounts have changed.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)		Non-Equity Incentive Plan Compensation	All Other Compensation ($)(1)		Total ($)
James N. Woody(1)	2021	$448,270	$50,000	$—		$4,262,492	(a)	$—	$—		$4,760,762
CEO and Director	2020	$175,166	$—	$—		$—		$—	$90,000	(7)	$265,166
Ozan Pamir(2)	2021	$304,355	$52,500	$—		$548,035	(b)	$—	$—		$904,890
Interim CFO	2020	$187,000	$—	$—		$—		$—	$112,750	(5)(6)	$299,750
Quan Anh Vu(3)	2021	$65,000	$—	$—		$846,573	(c)	$—	$—		$911,573
COO and CBO
Jonathan Rothbard(4)	2021	$372,034	$10,000	$160,671	(d)	$923,534	(e)	$—	$—		$1,466,239
Chief Scientific Officer	2020	$333,968	$—	$—		$—		$—	$—		$333,968

Does not include perquisites and other personal benefits or property, unless the aggregate amount of such compensation is more than $10,000. No executive officer earned non-equity incentive plan compensation or nonqualified deferred compensation during the periods reported above. Option Awards and Stock Awards represent the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718. For additional information on the valuation assumptions with respect to the restricted stock grants, refer to “NOTE 13 — STOCKHOLDERS’ EQUITY” to the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. No executive officer serving as a director received any compensation for services on the Board of Directors separate from the compensation paid as an executive for the periods above.

(1)	Dr. Woody was a consultant of 180 Life Corp. (“180”) from January 1, 2020 through June 30, 2020, and was paid $90,000 in consultant fees. On August 13, 2020, effective July 1, 2020, Dr. Woody was hired as the Chief Executive Officer of 180, and of our Company, beginning November 6, 2020. Effective November 6, 2020, Dr. Woody and the Company entered into an employment agreement which entitles Dr. Woody to an annual salary of $450,000 and a target bonus of 45%. As of the date of this proxy statement, all of the amounts owed to Dr. Woody have been fully paid.

(2)	On November 9, 2020, Mr. Pamir was hired as the Chief Financial Officer of 180, and, starting November 27, 2020, Interim Chief Financial Officer of our Company. Effective November 9, 2020, Mr. Pamir has a new employment agreement which entitles him to an annual salary of $300,000 and a target bonus of 30%. Effective April 27, 2023, Mr. Pamir’s title was changed to Chief Financial Officer, his salary was increased to $380,000 and his target bonus was increased to 40%.

(3)	On October 29, 2021, the Board appointed Mr. Quan Anh Vu as Chief Operating Officer/Chief Business Officer (“COO/CBO”) of the Company. On October 27, 2021, and effective on November 1, 2021, the Company entered into an Employment Agreement with Quan Ahn Vu. In consideration for performing services under the agreement, the Company agreed to pay Mr. Vu a starting salary of $390,000 per year. Mr. Vu’s employment agreement was terminated effective January 15, 2023.

(4)	Dr. Rothbard was the Chief Executive Officer and Chief Scientific Officer of Katexco Pharmaceuticals Corp., and Chief Scientific Officer of our Company following the closing of the Business Combination. As of the Business Combination, Dr. Rothbard has a new employment agreement which entitles him to an annual salary of $375,000 and a target bonus of 50%.

(5)	Represents consulting fees paid by CannBioRex Pharmaceuticals Corp. The consulting agreement has been terminated.

(6)	Based on a U.S. dollar to Canadian dollar exchange rate of 1.3649 on December 31, 2020.

(a)	Represents the value of ten year options to purchase 70,000 shares of common stock with an exercise price of $88.60 per share which were granted on February 26, 2021.

(b)	Represents the value of ten year options to purchase 9,000 shares of common stock with an exercise price of $88.60 per share which were granted on February 26, 2021.

(c)	Represents the value of ten year options to purchase 13,750 shares of common stock with an exercise price of $79.00 per share which were granted on December 8, 2021.

(d)	Represents the value of 1,215 shares of common stock issued to Dr. Rothbard in consideration for services rendered to the Company as Chief Scientific Officer on April 7, 2021.

(e)	Represents the value of ten year options to purchase 15,000 shares of common stock with an exercise price of $79.00 per share which were granted on December 8, 2021.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Third Amendment to Employment Agreement dated April 27, 2023 and effective as of January 1, 2023, between 180 Life Sciences Corp. and James N. Woody, M.D., Ph.D.
10.2*	Third Amendment to Employment Agreement dated April 27, 2023 and effective as of January 1, 2023, between 180 Life Sciences Corp. and Ozan Pamir
10.3*	Third Amendment to Employment Agreement dated April 27, 2023 and effective as of January 1, 2023, between 180 Life Sciences Corp. and Jonathan Rothbard, Ph.D.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

180 LIFE SCIENCES CORP.

Date: April 28, 2023	By:	/s/ James N. Woody, M.D., Ph.D.
James N. Woody, M.D., Ph.D.
Chief Executive Officer

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